EXHIBIT 1
                            STATEMENT OF JOINT FILING
                            -------------------------

      Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D is filed on behalf of Mr. Douglas L. Lamb, Ms. Marsha K. Lamb, Crown Properties, LC, Lamb Family Limited Partnership, Mr. Jerry D. Cash, Mr. James B. Kite, Jr., and Boothbay Royalty Company.



January 26, 2005                    /s/ Douglas L. Lamb
                                    ------------------------------------
                                    Douglas L. Lamb


January 26, 2005                    /s/ Marsha K. Lamb
                                    ------------------------------------
                                    Marsha K. Lamb


                                    CROWN PROPERTIES, LC

January 26, 2005                    By: /s/ Marsha K. Lamb
                                        --------------------------------
                                    Name:  Marsha K. Lamb
                                    Title: Manager


January 26, 2005                    LAMB FAMILY LIMITED PARTNERSHIP

                                    BY:  BONANZA ENERGY CORPORATION OF KANSAS

                                    By: /s/ Marsha K. Lamb
                                        --------------------------------
                                    Name:  Marsha K. Lamb


January 14, 2005                    /s/ Jerry D. Cash
                                    -----------------------------------
                                    Jerry D. Cash


January 14, 2005                    /s/ James B. Kite, Jr.
                                    ------------------------------------
                                    James B. Kite, Jr.

                                    BOOTHBAY ROYALTY COMPANY

January 14, 2005                    By: /s/ James B. Kite, Jr.
                                        --------------------------------
                                    Name:  James B. Kite
                                    Title: President